Closure and rehabilitation provisions	12 Months Ended
Jun. 30, 2022
Text block [abstract]
Closure and rehabilitation provisions
15    Closure and rehabilitation provisions

	2022	2021
	US$M	US$M
At the beginning of the financial year	11,910	8,810
Capitalised amounts for operating sites:
Change in estimate	1,579	1,974
Exchange translation	(694)	483
Adjustments charged/(credited) to the income statement:
Increases to existing and new provisions	174	564
Exchange translation	(58)	76
Released during the year	(42)	(157)
Other adjustments to the provision:
Amortisation of discounting impacting net finance costs	554	380
Acquisition of subsidiaries and operations	–	179
Divestment and demerger of subsidiaries and operations	(4,477)	(81)
Expenditure on closure and rehabilitations activities	(316)	(321)
Exchange variations impacting foreign currency translation reserve	(3)	3
Other movements	62	–

At the end of the financial year	8,689	11,910

Comprising:
Current	475	591
Non-current	8,214	11,319

Operating sites	6,198	9,279
Closed sites	2,491	2,631

The Group is required to close and rehabilitate sites and associated facilities at the end of or, in some cases, during the course of production to a condition acceptable to the relevant authorities, as specified in licence requirements and the Group’s closure performance requirements as set out within
Our Charter.
The key components of closure and rehabilitation activities are:

•	the removal of all unwanted infrastructure associated with an operation

•	the return of disturbed areas to a safe, stable and self-sustaining condition, consistent with the agreed post-closure land use
Recognition and measurement
Provisions for closure and rehabilitation are recognised by the Group when:

•	it has a present legal or constructive obligation as a result of past events

•	it is more likely than not that an outflow of resources will be required to settle the obligation

•	the amount can be reliably estimated

Initial recognition and measurement	Subsequent measurement
Closure and rehabilitation provisions are initially recognised when an environmental disturbance first occurs. The individual site provisions are an estimate of the expected value of future cash flows required to close the relevant site using current standards and techniques and taking into account risks and uncertainties. Individual site provisions are discounted to their present value using currency specific discount rates aligned to the estimated timing of cash outflows.

When provisions for closure and rehabilitation are initially recognised, the corresponding cost is capitalised as an asset, representing part of the cost of acquiring the future economic benefits of the operation.

The closure and rehabilitation asset, recognised within property, plant and equipment, is depreciated over the life of the operations. The value of the provision is progressively increased over time as the effect of discounting unwinds, resulting in an expense recognised in net finance costs.

The closure and rehabilitation provision is reviewed at each reporting date to assess if the estimate continues to reflect the best estimate of the obligation. If necessary, the provision is remeasured to account for factors such as:

•   additional disturbance during the period

•   revisions to estimated reserves, resources and lives of operations including any changes to expected operating lives arising from the Group’s latest assessment of the potential impacts of climate change and the transition to a low carbon economy

•   developments in technology

•   changes to regulatory requirements and environmental management strategies

•   changes in the estimated extent and costs of anticipated activities, including the effects of inflation and movements in foreign exchange rates

•   movements in interest rates affecting the discount rate applied

Changes to the closure and rehabilitation estimate for operating sites are added to, or deducted from, the related asset and amortised on a prospective basis over the remaining life of the operation, generally applying the units of production method.

Costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognised as an expense and liability when the event gives rise to an obligation that is probable and capable of reliable estimation.

Closed sites
Where future economic benefits are no longer expected to be derived through operation, changes to the associated closure and remediation costs are charged to the income statement in the period identified. This amounted to US$74 million in the year ended 30 June 2022 (2021: US$483 million; 2020: US$669 million).
Key estimates
Closure cost estimates are generally based on conceptual level studies early in the operating life of an asset with more detailed studies and planning performed as closure risks (including those related to climate change) are identified and/or as an asset, or parts thereof, near closure. As such, the recognition and measurement of closure and rehabilitation provisions requires the use of significant estimates and assumptions, including, but not limited to:

•
the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure, decharacterisation of tailings storage facilities and rehabilitation activities

•	costs associated with future closure activities

•	the extent and period of post-closure monitoring and maintenance, including water management

•	applicable discount rates

•	the timing of cash flows and ultimate closure of operations
The extent, cost and timing of future closure activities may also be impacted by the potential physical impacts of climate change. In estimating the potential cost of closure activities, the Group considers factors such as long-term weather outlooks, for example forecast changes in rainfall patterns. Closure cost estimates also consider the impact of the Group’s energy transition strategy on the costs and timing of performing closure activities and the impact of new technology when appropriately developed and tested. For example, closure cost estimates largely continue to reflect the use of existing fuel sources for the Group’s equipment while the Group continues to invest in the development of alternative fuel sources and fleet electrification.
Estimates for post-closure monitoring and maintenance reflect the Group’s strategies for individual sites, which may include possible relinquishment. The period of monitoring and maintenance included in the provision requires judgement and considers regulatory and licencing requirements, the outcomes of studies and management’s current assessment of stakeholder expectations. As post-closure monitoring and maintenance may be required for significant periods beyond the completion of other closure activities, it is exposed to the potential long-term impacts of climate change, particularly changes in rainfall patterns. While reflecting management’s current best estimate, the cost of post-closure monitoring and maintenance may change in future reporting periods as the understanding of, and potential long-term impacts from, climate change continue to evolve.
While progressive closure is performed across a number of operations, significant activities are generally undertaken at the end of the production life at the individual sites, the estimated timing of which is informed by the Group’s current assumptions relating to demand for commodities and carbon pricing, and their impact on the Group’s long-term price forecasts.

Remaining

production lives range from
2-104
years
(2021
:
3-91
years). Given the generally shorter remaining
operational
lives of the Group’s previously held Petroleum assets, the average remaining production life for all operating
sites, weighted by current closure provision, has increased to approximately
29 years
(2021
:
27 years
). The discount rates applied to the Group’s closure and rehabilitation provisions are determined by reference to the currency of the closure cash flows, the period over which the cash flows will be incurred and prevailing market interest rates (where available).
The Group continues to monitor
current market conditions
 with
no
change
made to the Group’s discount rates in the current year.

The increase in closure and rehabilitation provisions relating to continuing operating sites reflects updates to the expected cost and timing of closure activities across the Group’s portfolio, with the most significant increases in the year ended 30 June 2022 being at BHP Mitsubishi Alliance (BMA) and Cerro Colorado.

For BMA, the increase largely reflects a preliminary assessment of the potential impacts on BMA mine lives resulting from:

•	the significant increase in coal royalties applicable in Queensland from 1 July 2022

•
consideration of the Group’s long term outlook for metallurgical coal commodity prices, which reflects a range of drivers of commodity demand and supply, for example, the latest climate-related announcements from key market countries

These factors have resulted in the Group recognising that the end of operations at BMA sites may be earlier than previously anticipated. The best estimate of the impact on the estimated closure cash flows and their timing, and therefore the discounting of the provision, contributed to an increase in the provision, and associated rehabilitation asset, of approximately US$750 million. Given the timing of the announcement of the change to the Queensland coal royalty regime and the preliminary nature of the assessment, further changes to the provision may arise in future reporting periods.
At Cerro Colorado, additional work required to re-profile waste dumps for closure and an increase in scope for other closure activities have contributed to an increase in the closure provision of approximately US$
400
million. As operations are ongoing at Cerro Colorado the increase has initially been capitalised. However, given the proximity to closure and the estimated future cash flows of Cerro Colorado the resulting rehabilitation asset has been impaired as outlined in note 13 ‘Impairment of non-current assets’.
While the closure and rehabilitation provisions reflect management’s best estimates based on current knowledge and information, further studies, trials and detailed analysis of relevant knowledge and resultant closure activities for individual assets continue to be performed throughout the life of asset. Such studies and analysis can impact the estimated costs of closure activities. Estimates can also be impacted by the emergence of new closure and rehabilitation techniques, changes in regulatory requirements and stakeholder expectations for closure (including costs associated with equitable transition), development of new technologies, risks relating to climate change and the transition to a low carbon economy, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.
Sensitivity
A
 0.5 per cent
increase
in the discount rates applied at 30 June 2022 would result in a decrease
to the closure and rehabilitation provision of approximately US$675 million, a decrease
in property, plant and equipment of approximately US$490 million in relation to operating sites and an income statement credit
of approximately US$185 million in respect of closed sites. In addition, the change would result in a decrease
of approximately US$70 million to depreciation expense and a US$25 million increment
in net finance costs for the year ending 30 June 2023.
Given the long-lived nature of the majority of the Group’s assets, the majority of final closure activities are generally not expected to occur for a significant period of time.
However
, a

one-year
acceleration in forecast cash flows of the Group’s closure and rehabilitation provisions, in isolation, would result in an increase to the provision of approximately US$
185
million, an increase in property, plant and equipment of US$
125
million in relation to operating sites and an income statement charge of US$
60
million in respect of closed sites.